                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 25, 2004

                     Merrill Lynch Mortgage Investors, Inc.
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                 (Exact name of registrant specified in Charter)

          Delaware                333-112231               13-3416059
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       (State or other           (Commission             (IRS Employer
       jurisdiction of           File Number)         Identification No.)
       incorporation)

                250 Vesey Street
       4 World Financial Center 10th Floor
               New York, New York                               10080
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    (Address of principal executive offices)                   Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
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         (Former name and former address, if changed since last report)

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ITEM 5. Other Events.

      The Registrant registered the issuance of one or more series of asset-backed certificates and/or asset-backed notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-112231 (the "Registration Statement"). Pursuant to the Registration Statement, on June 25, 2004 the Registrant issued approximately $305,664,100 in aggregate principal amount of its Terwin Mortgage Trust, Asset-Backed Certificates, Series TMTS 2004-5HE.

      This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the prospectus, dated June 18, 2004, as supplemented by the prospectus supplement, dated June 24, 2004 (collectively, the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates (as defined below), a form of which was filed as an exhibit to the Registration Statement.

      The "Certificates" consist of the following classes: Class A-1-A, Class A-1-B, Class A-X-A, Class A-X-B, Class M-1, Class M-1-X, Class M-2, Class M-2-X, Class M-3, Class B-1, Class B-2, Class B-3, Class N, Class X and Class R. The Certificates were issued pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1, dated as of June 1, 2004, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Countrywide Home Loans Servicing LP, as Servicer, GreenPoint Mortgage Funding Inc., as Servicer, Specialized Loan Servicing, LLC, as Servicer, Chase Manhattan Mortgage Corporation, as Master Servicer, Terwin Advisors LLC, as Seller, JPMorgan Chase Bank, as Securities Administrator and Backup Servicer, and U.S. Bank National Association, as Trustee (the "Pooling and Servicing Agreement"). The Certificates evidence all of the beneficial ownership interests in a trust fund that consists primarily of a pool of certain fixed and adjustable rate, conventional, first lien residential mortgage loans with an aggregate outstanding principal balance of approximately $325,530,702 as of June 1, 2004. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

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ITEM 7. Financial Statements; Pro Forma Information and Exhibits.

        (a) Not applicable.

        (b) Not applicable.

        (c) Exhibits:

            4.1 Pooling and Servicing Agreement, dated as of June 1, 2004, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Countrywide Home Loans Servicing LP, as Servicer, GreenPoint Mortgage Funding Inc., as Servicer, Specialized Loan Servicing, LLC, as Servicer, Chase Manhattan Mortgage Corporation, as Master Servicer, Terwin Advisors LLC, as Seller, JPMorgan Chase Bank, as Securities Administrator and Backup Servicer, and U.S. Bank National Association, as Trustee.

            99.1 Mortgage Loan Sale and Assignment Agreement, dated as of June 1, 2004, between Terwin Advisors LLC, as Seller and Merrill Lynch Mortgage Investors, Inc., as Purchaser.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                         By:    /s/ Matthew Whalen
                                                --------------------------------
                                         Name:  Matthew Whalen
                                         Title: President

Date: July 12, 2004

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                                  EXHIBIT INDEX

Exhibit No.                                  Description                                        Page No.
-----------                                  -----------                                        --------
4.1            Pooling and Servicing Agreement, dated as of June 1, 2004, among Merrill
               Lynch Mortgage Investors, Inc., as Depositor, Countrywide Home Loans
               Servicing LP, as Servicer, GreenPoint Mortgage Funding Inc., as Servicer,
               Specialized Loan Servicing, LLC, as Servicer, Chase Manhattan Mortgage
               Corporation, as Master Servicer, Terwin Advisors LLC, as Seller, JPMorgan
               Chase Bank, as Securities Administrator and Backup Servicer, and U.S. Bank
               National Association, as Trustee.

99.1           Mortgage Loan Sale and Assignment Agreement, dated as of June 1, 2004, between Terwin Advisors LLC, as Seller and Merrill Lynch Mortgage
               Investors, Inc., as Purchaser.